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                                                                  Exhibit 10.4

                        HARBOR BUSINESS ACQUISITION CORP.
                         200 HIGHPOINT DRIVE, SUITE 215
                               CHALFONT, PA 18914

                                                      __________________, 2006

Harbor Healthcare Holding LLC
200 Highpoint Drive, Suite 215
Chalfont, PA 18914

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering of the securities of Harbor Business Acquisition Corp. ("Company") and continuing until (the "Termination Date") the earlier of the consummation by the Company of a "Business Combination" or the Company's liquidation, Harbor Healthcare Holding LLC shall make available to the Company certain office and administrative services as may be required by the Company from time to time, situated at 200 Highpoint Drive, Chalfont, PA. In exchange therefore, the Company shall pay Harbor Healthcare Holding LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.


                                      Very truly yours,

                                      HARBOR BUSINESS ACQUISITION CORP.

                                      By:
                                        ----------------------------------------
                                        Name:
                                        Title:


AGREED TO AND ACCEPTED BY:

HARBOR HEALTHCARE HOLDING LLC

By:
   -----------------------------
     Name:
     Title: